INDEX TO EXHIBITS

Exhibit
NUMBER                        DESCRIPTION OF EXHIBIT

 1                            Declaration of Trust*

 2                            Bylaws*

 3                            Not Applicable

 4                            See Exhibits 1 and 2

 5       (i)                  Investment Advisory Agreement for The Jamestown
                              Equity Fund*
         (ii)                 Investment Advisory Agreement for The Jamestown
                              Balanced Fund*
         (iii)                Sub-Advisory Agreement for The Jamestown
                              Balanced Fund*
         (iv)                 Investment Advisory Agreement for The
                              Jamestown International Equity Fund*
         (v)                  Sub-Advisory Agreement for The Jamestown
                              International Equity Fund*
         (vi)                 Investment Advisory Agreement for The
                              Jamestown Tax Exempt Virginia Fund*
         (vii)                Investment Advisory Agreements for The Jamestown
                              Bond Fund an The Jamestown Short Term Bond Fund*

         (viii)               Investment Advisory Agreements for the FBP

                              Contrarian Balanced Fund and the FBP Contrarian Equity Fund*
         (ix) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*
         (x)                  Form of Investment Advisory Agreement for The
                              Davenport Equity Fund**

 6                            Not Applicable

 7                            Not Applicable

 8       (i)                  Custodian Agreement with The Northern Trust
                              Company*
         (ii)                 Custodian Agreement with Star Bank, N.A.*

 9                            Administration, Accounting and
                              Transfer Agency Agreement*

10                            Opinion and Consent of Counsel*

11                            Consent of Independent Public Accountants*

12                            Not Applicable



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13                            Not Applicable

14                            Not Applicable

15                            Plan of Distribution Pursuant to Rule 12b-1*

16                            Not Applicable

17                            Financial Data Schedules*

18                            Rule 18f-3 Plan Adopted With Respect to the
                              Multiple Class Distribution System*


*        Previously filed as Exhibit to Registration
         Statement on Form N-1A

**       Filed herewith



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